Exhibit 32.1

                                  CERTIFICATION


         I, Scott Schooley, the President of Scan-Optics, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2005 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date       November 21, 2005                           By:  /s/ Scott Schooley
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                                                            Scott Schooley
                                                            President